DIREXION FUNDS

Dynamic HY Bond Fund
HY Bear Fund

Supplement to
Prospectus and Statement of Additional Information
Each Dated December 29, 2005 (as Supplemented July 1, 2006)

The Board of Trustees of Direxion Funds (the “Board”) recently approved certain changes to the fee structure of the Investor Class shares of the Direxion Funds listed above (each a “Fund” or collectively, the “Funds”) on their Investor Class shares.

Specifically, the Board approved an annual management fee of 0.75% on the average daily net assets of the HY Bear Fund (the “Bear Fund”). Previously, the Bear Fund had paid an annual management fee of 0.95% of its average daily net assets. The Board also approved a new voluntary limit on Total Annual Operating Expenses for the Dynamic HY Bond Fund (the “Dynamic Fund”) of 1.75% through August 31, 2007. Previously, the voluntary limit on Total Annual Operating Expenses for the Dynamic Fund was 1.50%.

In addition, the Board approved an annualized Rule 12b-1 distribution fee equal to 0.25% based on the average daily net assets of each Fund’s Investor Class shares. Previously, each Fund charged a Rule 12b-1 distribution fee equal to the difference between its total annual operating expenses (excluding distribution and/or service fees) and the voluntary limit on Total Annual Operating Expenses for each Fund with a maximum annualized fee of 0.40% (excluding interest and dividends on short positions and extraordinary expenses). The Board also approved a separate annualized shareholder services fee of 0.25% for the Investor Class shares.

As a result of these changes, the Annual Operating Expenses Table on page 6 of the Prospectus has changed as follows:

Annual Operating Expenses (expenses that are deducted from Fund assets)(2)
	Dynamic Fund	Bear Fund
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	0.49%	0.60%
Total Annual Operating Expenses	1.49%	1.60%(3)

(1)
Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop-payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

(2)
As noted elsewhere in the Prospectus, a substantial portion of the Funds’ assets may come from “asset allocators” or “market timers.” As a result, the costs of operating the Funds may rise or fall with asset levels. However, Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through August 31, 2007 to the extent that the Funds’ Total Annual Operating Expenses exceed 1.75% (excluding dividends and interest on short positions and extraordinary expenses). Rafferty may choose to terminate this waiver or revise the limits on Total Annual Operating Expenses at any time. If a Fund’s overall expenses fall below these percentage limitations, then the Fund may reimburse Rafferty within three fiscal years for such waivers and reimbursements.

(3)
As part of its investment strategy, the Bear Fund takes short positions in securities. Such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

Questions regarding these changes may be directed to the Funds at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is October 18, 2006.